UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Crimson Wine Group, Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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5901 Silverado Trail
Napa, California 94558

Notice of the Annual Meeting of Stockholders
To be held July 22, 2022

June 8, 2022
Dear Stockholders,

You are cordially invited to the 2022 annual meeting of stockholders (the “Annual Meeting”) of Crimson Wine Group, Ltd. (the "Company") to be held on Friday, July 22, 2022, beginning at 10:00 a.m., Pacific Time in a virtual meeting format. The virtual meeting format allows all of the Company's stockholders to participate in the Annual Meeting no matter where they are located. The Annual Meeting will be held for the following purposes:

1.To elect seven members to the Company's Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022;
3.To approve the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan; and
4.To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 23, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Only record holders, and people holding proxies from record holders, of Crimson Wine Group common stock as of the record date may attend the Annual Meeting.

You can participate in the Annual Meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the Annual Meeting, you will need to enter the password of crimson2022 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You can submit questions pertinent to the Company and meeting matters one hour before and during the Annual Meeting at https://web.lumiagm.com/228791521 as part of a Q&A session, as time permits.

The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. The Company encourages you to access the meeting prior to the start time and allow ample time for check-in procedures.

On or around June 8, 2022, the Company began mailing a Notice of Internet Availability of Proxy Materials to its stockholders informing them that the Company's proxy materials, including the Proxy Statement, 2021 Annual Report-Executive Summary, and proxy card/voting instructions are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access the Company's proxy materials via the Internet or may request printed copies of the proxy materials.

For additional information regarding the virtual Annual Meeting, please see page 29 of the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON JULY 22, 2022:

The Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report-Executive Summary are available at
http://crimsonwinegroup.investorroom.com/sec-filings

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, THE COMPANY HOPES THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY VIA THE INTERNET OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

5901 Silverado Trail
Napa, California 94558

PROXY STATEMENT

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Crimson Wine Group, Ltd., a Delaware corporation (the “Company” or “Crimson”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or “Board”) for use in voting at the Annual Meeting of Stockholders to be held on July 22, 2022, and at any adjournments or postponements thereof (the “Annual Meeting”).
The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow the Company to use a “Notice and Access” model to make the proxy statement and other annual meeting materials available to you on the Internet. On or around June 8, 2022, the Company began mailing a notice to its stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that the proxy materials, including the Proxy Statement, Annual Report-Executive Summary for the year ended December 31, 2021 (the “Annual Report”), and proxy card/voting instructions, can be accessed on the Internet upon the commencement of such mailing. You may access these materials and vote your shares via the Internet or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows the Company to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing the stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON JULY 22, 2022:

The Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report-Executive Summary are available at
http://crimsonwinegroup.investorroom.com/sec-filings

THE MEETING
Date, Time and Place
The Annual Meeting will be held on July 22, 2022 at 10:00 a.m., Pacific Time, in a virtual meeting format. You can participate in the Annual Meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the Annual Meeting, you will need to enter the password of crimson2022 (which is case-sensitive) and the 11-digit voter control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Matters to be Considered
At the meeting, stockholders will be asked to consider and vote:
1.To elect seven members to the Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and
3.To approve the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan.
See “PROPOSAL 1: ELECTION OF DIRECTORS,” “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS,” and “PROPOSAL 3: APPROVAL OF THE CRIMSON WINE GROUP, LTD. 2022 OMNIBUS INCENTIVE PLAN” for additional information.
The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
 Stockholders of record as of the close of business on May 23, 2022 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 22,432,895 common shares outstanding and entitled to vote, with each share entitled to one vote.
Quorum for the Annual Meeting
Holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors must be present, in person or by proxy, for the transaction of business at the Annual Meeting. This is called a quorum. Abstentions, votes withheld and broker non-votes (as defined below) are counted for purposes of determining whether a quorum is present. If a quorum is not present, the Company may propose to adjourn the Annual Meeting and reconvene the Annual Meeting at a later date.

Broker Non-Votes
A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange rules applicable to brokers (which are also applicable to companies whose securities are traded through the OTC Markets), brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” The proposals to elect directors (Proposal 1) and to approve the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan (Proposal 3) are considered “non-routine” items, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of independent auditors (Proposal 2), however, is considered a “routine” item, which means that brokerage firms may vote in their discretion regarding the selection of independent auditors on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
Required Votes for Each Proposal

Proposal 1: Election of Directors. Under Delaware law and the Company's bylaws, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, broker non-votes or shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.
Proposal 2: Ratification of Selection of Independent Auditors. Ratification of the selection of BPM LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
Proposal 3: Approval of the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan. The approval of the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Broker non-votes will have no effect on the outcome of the proposal.
Voting and Revocation of Proxies
Stockholders are requested to vote either by proxy or electronically at the virtual Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card. Voting instructions are provided on the Notice and the proxy card. Even if you plan to attend the virtual Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet or by mail. In this way, your shares of common stock will be voted as directed by you even if you should become unable to attend the virtual Annual Meeting. If a stockholder does not return a signed proxy card, and does not attend the virtual meeting and vote electronically, their shares will not be voted.
If your shares are held in the name of a broker, bank or other agent, follow the voting instructions on the form you receive from such entity.
Shares of the Company's common stock represented by properly executed proxies received by the Company which are not revoked will be voted at the virtual meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes for Each Proposal,” if instructions are not given, proxies will be voted for the election of each nominee for director named, for ratification of the selection of independent auditors, and for the approval of the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan.

Any proxy signed and returned by a stockholder may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at the address set forth herein, by executing and delivering a later-dated proxy in writing or by voting electronically at the virtual meeting. Attendance at the virtual meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to electronically vote your shares at the meeting.
Dissenters’ Rights
Under Delaware law, stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as result of the approval of any of the proposals.
Proxy Solicitation
The Company will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and regular employees may solicit proxies from stockholders by telephone, in person, electronic communication or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of the common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.
Independent Auditors
The Company has been advised that representatives of BPM LLP, the Company's independent auditors for 2022, will attend the virtual Annual Meeting and have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the accompanying proxy card have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the accompanying proxy card have advised that they will vote for such substitute nominees as the Board of Directors may propose.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board of Directors to determine that the person should be nominated as a director of the Company at the Annual Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
John D. Cumming	John D. Cumming, age 55, was elected as Chairman of Crimson in June 2015 after serving as a director since February 2013. Mr. Cumming is the Founder and Executive Chairman of POWDR Corp., a private ski resort and summer camp operating company. In addition to leading POWDR Corp., Mr. Cumming holds many positions in related fields, including Chairman of Snowbird Holdings, LLC, Board Member of The Cumming Family Foundation, Chairman of Cumming Capital Management, formerly known as American Investment Company, Member of the investment committee of Teton Holdings Corporation CCS, and U.S. Ski & Snowboard Foundation Trustee. He is the Founder and Chairman Emeritus of The Park City Community Foundation, Chairman Emeritus of Outside TV and a founding shareholder of Mountain Hardwear.
Annette D. Alvarez-Peters
Annette D. Alvarez-Peters, age 60, was elected as a director in May 2021. She is the founder of annette a.p. Wine & Spirits Inc., a consultancy focused on business development and merchandising for the wine and spirits industry. Ms. Alvarez-Peters previously had a 37-year career with Costco Wholesale, including 25 years in the Beverage Alcohol Department, retiring as Assistant Vice President and General Merchandise Manager. A top leader in the industry, Alvarez-Peters has been recognized by M. Shanken Communications, publisher of Wine Spectator; Wine Business Monthly; Decanter; and Wine Enthusiast. She holds the Diploma Certification from the Wine & Spirits Education Trust and the Certified Wine Educator designation from the Society of Wine Educators.

Douglas M. Carlson
Douglas M. Carlson, age 65, was elected as a director in March 2013. Mr. Carlson was appointed CEO of Good Idea, Inc., a functional beverage producer, in January 2022. In addition, since August 2015 he has served as CEO and Chairman of Tommy's Superfoods, LLC. From October 2013 to July 2015, Mr. Carlson was the Executive Vice President and Chief Marketing Officer of NOOK Media LLC, a subsidiary of Barnes & Noble, Inc. From April 2010 to September 2013, Mr. Carlson was Managing Partner of Rancho Valencia Resort & Spa, a tennis resort that includes fractional real estate. Prior to that, Mr. Carlson was Executive Chairman and Managing Director of Zinio, LLC and VIV Publishing, a digital publishing, retail and distribution platform for magazines, since 2005. Mr. Carlson co-founded FIJI Water Company LLC, Inc. in 1996 and served as its Chief Executive Officer from 1996 to 2005. Prior to joining FIJI, Mr. Carlson served as the Senior Vice President and Chief Financial Officer for The Aspen Skiing Company, from 1989 to 1996. Mr. Carlson has managerial and investing experience both within and outside the hospitality industry, as well as having been a Certified Public Accountant.

Avraham M. Neikrug
Avraham M. Neikrug, age 52, was elected as a director in February 2013. Mr. Neikrug has been the Managing Partner of Goldenhill Ventures, a private investment firm that specializes in buying and building businesses in partnership with management, since June 2011. Mr. Neikrug has managerial and investing experience in a broad range of businesses through his founding and operating of JIR Inc., a company involved in the development of regional cable television throughout Russia, JIRP, a business -to-business internet service provider (ISP) based in Austria, and M&A Argentina, a private equity effort in Argentina. Avraham M. Neikrug's father is a first cousin to Joseph S. Steinberg.

Colby A. Rollins
Colby A. Rollins, age 47, was elected as a director in April 2018. Mr. Rollins is currently the Managing Director and Co-CEO of Cumming Capital Management, a family-owned investment company with diversified holdings. Previously, he served as the Chief Operations Officer of Cumming Capital Management from January 2009 to December 2021. John Cumming, Chairman of Crimson Wine Group is also the Chairman of Cumming Capital Management. Mr. Rollins served as a Director, Chief Operations Officer, and Chief Financial Officer of Wing Enterprises, Inc., a privately-owned ladder company, from 2004 to 2008. He also has managerial and investment experience, including serving on the board of directors for POWDR Corp., Monaco Enterprises, Inc., IPT, LLC (dba PayLock Parking Solutions), MTI Partners, LLC, PMH Investors, LLC, Snowbird Holdings, LLC, City Roasting Company, LLC, Pawtree, LLC, and Ready Foods, LLC. Mr. Rollins was also a Certified Public Accountant with Deloitte and Touche.

Joseph S. Steinberg
Joseph S. Steinberg, age 78, was elected as a director in February 2013. Mr. Steinberg has been a director of HomeFed Corporation since August 1998 and Chairman of the Board since December 1999. Mr. Steinberg is Chairman of the Board of Directors of Jefferies Financial Group Inc., and from January 1979 until March 2013 served as President of Leucadia National Corporation (now Jefferies Financial Group Inc.). Mr. Steinberg has previously served on the Board of Spectrum Brands Holdings, Inc., HomeFed Corporation, and Fortescue Metals Group Ltd. Mr. Steinberg has managerial and investing experience serving on the boards and committees of both public and private companies.

Luanne D. Tierney
Luanne D. Tierney, age 59, was elected as a director in November 2018. Ms. Tierney is a Marketing Technology Executive, seasoned Board director and advisor with broad depth of experience driving companies to best leverage technology, data, information, and the cloud in the digital age. Ms. Tierney has over 25 years in leadership, marketing strategy roles, and driving growth through partner ecosystems. Ms. Tierney has deep Go-To-Market and P&L experience navigating through multiple stages of growth, global expansion, leadership transitions, strategy development, planning, people, and change management. Ms. Tierney helps companies create best-in-class connected marketing and sales organizations. She assists organizations in getting the most out of their people by developing great cultures and workplaces. She is an active Board director and advisor for both public and private companies. Ms. Tierney is a guest lecturer at Pepperdine Graziadio School of Business. She is active in multiple organizations that support and prepare women in technology to advance their careers. She is a frequent speaker for industry events, leadership panels, and in university courses.

The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Director Independence
The Board of Directors has determined that Messrs. Cumming, Steinberg, Neikrug, Carlson and Rollins, and Mmes. Tierney and Alvarez-Peters are independent applying the NASDAQ Stock Market’s listing standards for independence.
Certain Relationships and Related Person Transactions
Since January 1, 2020, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

Policies and Procedures with Respect to Transactions with Related Persons
The Board has adopted a written policy for the review, approval and ratification of transactions that involve “related persons” and potential conflicts of interest (the “Related Person Transaction Policy”).
The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or other entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).
Under the Related Person Transaction Policy, a “Related Person Transaction” is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings in accordance with SEC rules.
Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such transaction. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.
From time to time, the Company's directors and officers may engage in purchases of company products at substantial discounts (but not below cost) as determined to be reasonable under the circumstances. Generally, the Company does not believe any such transactions to be material to the Company or the related person and does not believe that any such transactions would impair the independence of any director. The Board has considered these possible purchases under the Related Person Transaction Policy and has determined that no such purchase will require prior approval by the Audit Committee.
Procedures for Recommending Nominees
A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to the Company, with respect to an election to be held at an annual meeting of stockholders, no earlier than 150 days and no later than 120 days before the first anniversary of the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, no earlier than

150 days before such special meeting and no later than 120 days before such special meeting. The notice shall provide such information as required under the Company’s bylaws, including, without limitation, the name and address of the stockholder and their nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, the consent of each nominee to serve as a director of the Company if so elected, information concerning the stockholder’s direct and indirect ownership of securities of the Company, including with respect to any beneficial owner of securities of the Company held by the stockholder, and compensation received by or relationships between such stockholder with respect to the securities of the Company from any beneficial owner of such securities. The Company may require any proposed nominee to furnish other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. Please refer to the Company's bylaws for additional information and requirements regarding director nominations from stockholders. When evaluating nominees, the Company is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography.
The Company did not receive any nominations from stockholders for election as directors at the Annual Meeting. See “PROPOSALS BY STOCKHOLDERS” below for the deadline for nominating persons for election as directors for the 2023 annual meeting of stockholders.
Board Committees
The Board of Directors has standing Audit, Compensation, and Nominating Committees. The Board of Directors determined that establishing these standing committees is an important element of sound corporate governance.

Audit Committee
The Board of Directors has adopted a charter for the Audit Committee, which is available on the Company's website, www.crimsonwinegroup.com. The Audit Committee consists of Mr. Carlson, who serves as the Chairman, Mr. Neikrug and Mr. Rollins. The Board of Directors has determined that Mr. Carlson is qualified as an audit committee financial expert within the meaning of regulations of the SEC and that each of Messrs. Carlson, Neikrug and Rollins is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for audit committee members. During 2021, the Audit Committee met five times.
Compensation Committee
The Compensation Committee, formed in 2018, (i) reviews and approves the compensation of the Company’s executive officers, (ii) establishes, oversees and administers compensation policies and programs for the Company’s employees, and (iii) administers the Company’s incentive compensation plan. The Board of Directors has adopted a charter for the Compensation Committee, which is available on the Company's website, www.crimsonwinegroup.com. The Compensation Committee currently consists of Mr. Rollins, who serves as the Chairman, and Mr. Neikrug, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for compensation committee members. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. During 2021, the Compensation Committee met three times.
Pursuant to its charter, the Compensation Committee has the authority, as it deems appropriate and to the extent permitted under applicable law, to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or officers of the Company.

Nominating Committee
The Nominating Committee, formed in 2021, evaluates and nominates candidates for appointment or election to the Board, as applicable. The Board of Directors has adopted a charter for the Nominating Committee, which is available on the Company's website, www.crimsonwinegroup.com. The Nominating Committee currently consists of Mr. Neikrug, who serves as the Chairman, Mr. Steinberg and Mr. Rollins, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence for nominating committee members. During 2021, the Nominating Committee met one time.
The Nominating Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”). The Nominating Committee is also responsible for nominating qualified candidates to serve on the Board of Directors, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate. The Nominating Committee may, at its sole discretion, obtain third-party resources to assist in the process and make final director candidate recommendations to the Board. The basic qualifications that the Nominating Committee looks for in a director include such factors as: integrity and accountability; informed judgment; peer respect; and high performance standards.

The Nominating Committee shall periodically review the appropriate skills and characteristics of members of the Board. While there is no formal policy for considering diversity when evaluating nominees, the Nominating Committee, as well as any third-party search firm that it engages, is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography. This assessment includes the following factors: diversity (including diversity of skills, background, and experience); business and professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Nominating Committee or the full Board finds relevant.

The Nominating Committee considers nominees recommended by stockholders under the same standards as other nominees. Stockholders who wish to submit recommendations for director nominees may do so by following the procedures enlisted under the section titled “—Procedures for Recommending Nominees.”

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2021 were Mr. Rollins and Mr. Neikrug. No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure under Item 104 of Regulation S-K. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a director of or member of the Compensation Committee of the Company.
Board Structure and Risk Oversight
John D. Cumming serves as the Company's Chairman. Jennifer L. Locke serves as the Company's Chief Executive Officer. As Chairman, Mr. Cumming focuses primarily on long-term strategic issues facing the Company along with the rest of the Board. As Chief Executive Officer, Ms. Locke focuses primarily on the Company’s day-to-day operations and management of the Company’s business. The Board believes that this is an effective leadership structure from which the Company has benefited as it strengthens the Company’s ability to pursue its strategic and operational objectives.

The Board is responsible for the general oversight of risks that affect the Company. The Board regularly receives reports on the operations of the Company from the Chief Executive Officer and other members of management and discusses the risks related thereto. The Board also fulfills its oversight role through the operation of its Audit Committee, which is composed of independent directors. The Audit Committee has responsibility for risk oversight in connection with its review of the Company’s financial reports filed with the SEC. The Audit Committee receives reports from the Company’s Chief Financial Officer, the Company’s Chief

Executive Officer and the Company’s independent auditors in connection with the review of the Company’s quarterly and annual financial statements regarding significant transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, the Company’s independent auditors also communicate their assessment of management’s conclusions. The Audit Committee also oversees compliance with the Related Person Transactions Policy. Additionally, the Compensation Committee oversees risks relating to the compensation and incentives provided to the Company's employees.

Attendance
During 2021, the Board of Directors met four times. In 2021, all directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served (during the periods for which they served on the Board and such committees). It is the Company’s policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member. All seven of the Company's then-directors attended the 2021 Annual Meeting of Stockholders.
Communicating with the Board
Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.
Code of Business Practice
The Company has a Code of Business Practice, which is applicable to all of its directors, officers and employees, and includes a Code of Practice applicable to its principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on the Company's website, www.crimsonwinegroup.com. The Company intend to post amendments to or waivers from the Code of Practice on its website as required by applicable law.
Board Oversight of Social Responsibility
Crimson and its Board are committed to social responsibility—both to preserve the Company's estate vineyards for future generations and to create higher quality wines. The Company is continuously cultivating and expanding its sustainable farming and winemaking practices. The Company has joined forces with the Porto Protocol, a nonprofit organization with members united by a commitment to make a greater contribution to mitigate climate change. The Company has a Carbon Neutral Council with commitments to become carbon neutral and to minimize its carbon footprint. Furthering these efforts, the Company is a member of the International Wineries for Climate Action ("IWCA"). IWCA members follow science-based solutions to reduce their greenhouse gas ("GHG") emissions and are adhering to the United Nation race to zero campaign that require Crimson to halve GHG emissions by 2030 and to achieve net zero emissions by 2050. In addition, all of the Company's estate properties pursue local sustainability initiatives. As the Company considers social responsibility, it engages with all aspects of its business. The Company engages all of its stakeholders—viticulture, winemaking, packaging, employees, sales, marketing and its communities—in order to make the biggest impact possible. Management reports on these initiatives to the Board on a regular basis. Additional information on the Company's sustainability efforts can be found at www.crimsonwinegroup.com/about/sustainability.

INFORMATION ON STOCK OWNERSHIP
Present Beneficial Ownership
Set forth below is certain information as of May 23, 2022, with respect to the beneficial ownership of common shares, determined in accordance with Rule 13d-3 of the Exchange Act by (1) each person who, to the Company's knowledge, is the beneficial owner of more than 5% of the total outstanding common shares, which is the Company's only class of voting securities, (2) each director, (3) each of the named executive officers found in the Summary Compensation Table under “Executive Compensation,” (4) charitable foundations established by its directors and (5) all of its executive officers and directors as a group. The percentage ownership information under the column entitled “Percent of Class” is based on 22,432,895 shares of common stock outstanding as of May 23, 2022. Unless otherwise stated, (i) the business address of each person listed is c/o Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558 and (ii) each person listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Named directors and executive officers
John D. Cumming	3,350,021	(a)(h)(j)	14.9%
Joseph S. Steinberg	3,111,058	(b)(i)	13.9%
Jennifer L. Locke	52,100	(c)	0.2%
Nicolas M.E. Quillé	14,250	(d)	0.1%
Karen L. Diepholz	13,250	(d)	0.1%
Douglas M. Carlson	5,000		*
Avraham M. Neikrug	4,030	(e)	*
Colby A. Rollins	—		*
Luanne D. Tierney	—		*
Annette D. Alvarez-Peters	—		*
All directors and executive officers as a group (10)	6,549,709		29.2%
Charitable foundations and 5% or greater stockholder
Cumming Foundation	27,486	(f)	0.1%
Joseph S. and Diane H. Steinberg 1992 Charitable Trust	33,000	(g)	0.1%
The Ian M. Cumming Charitable Lead Annuity Trust	2,410,828	(h)	10.7%
PO Box 4902
Jackson, WY 83001
Beck, Mack & Oliver LLC	1,898,117	(i)	8.5%
565 Fifth Avenue
New York, NY 10017
Mario J. Gabelli and affiliated entities	1,225,503	(j)	5.5%
One Corporate Center
Rye, New York 10580-1435
* Less than 0.1%.
(a)     Includes 939,193 (4.2%) shares owned directly by Mr. John D. Cumming and 2,410,828 (10.7%) shares owned by The Ian M. Cumming Charitable Lead Annuity Trust (the "CLAT").
(b)    Includes 986,929 (4.4%) shares owned directly owned by Mr. Joseph S. Steinberg and 13,920 (less than 0.1%) shares of common stock beneficially owned by Mr. Steinberg’s wife and daughter, 1,786,627 (8.0%) shares of common stock held by corporations that are wholly owned by Mr. Steinberg, or held by corporations that are wholly owned by family trusts as to which Mr. Steinberg has sole voting and dispositive control, or held by such trusts, and 323,582 (1.4%) shares of common stock held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner.
(c)    Amount represents shares issuable to Ms. Locke upon exercise of options that have vested or will vest within 60 days of May 23, 2022.

(d)    Amounts include shares issuable to Mr. Quillé and Ms. Diepholz upon exercise of options that have vested or will vest within 60 days of May 23, 2022 (12,250 shares each).
(e)    Includes 30 shares of common stock owned of record by Mr. Neikrug’s son.
(f)     Mr. John D. Cumming is a trustee of the Cumming Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.
(g)     Mr. Steinberg and his wife are the trustees of the charitable trust. Mr. Steinberg and his wife disclaim beneficial ownership of the shares of common stock held by the charitable trust.
(h)     Based on a Schedule 13D/A filed by the CLAT, Teton Holdings Corporation CCS (“Teton”), John D. Cumming, David Cumming and the Estate of Ian M. Cumming with the SEC on May 28, 2021. Teton is the trustee of the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming owns a 50% interest in Teton and serves as a member of the board of directors and as a member of the investment committee of Teton. The CLAT and Teton reported sole voting and dispositive power over the 2,410,828 shares held by the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming reported shared voting and dispositive power over the 2,410,828 shares held by the CLAT.
(i)     Based on a Schedule 13G filed by Beck, Mack & Oliver LLC with the SEC on January 28, 2022.
(j)     Based on a Schedule 13D filed by Mr. Gabelli with the SEC on March 3, 2016 (the "Gabelli 13D"). All shares are held directly or indirectly in entities that Mr. Gabelli either controls or for which he acts as chief investment officer, including 345,000 shares (1.5%) owned by GAMCO Asset Management Inc. ("GAMCO"), 370,503 shares (1.7%) owned by Gabelli Funds, LLC ("Gabelli Funds") and 510,000 shares (2.3%) owned by Teton Advisors, Inc. Each of the Reporting Persons and Covered Persons (each as defined in the Gabelli 13D) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have the authority to vote 35,000 of the reported shares (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares of the Company held by the Funds (as defined in the Gabelli 13D) so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund's shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Mario Gabelli, Associated Capital Group, Inc., GAMCO Investors, Inc., and GGCP, Inc. is indirect with respect to securities beneficially owned directly by other Reporting Persons.

As of May 23, 2022, Cede & Co. held of record 18,312,814 shares of the Company's common stock (approximately 81.6% of the Company's total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.
As described herein, the Company's common stock is subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of the Company's tax attributes. The Company's certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of its common shares and the ability of persons or entities now owning 5% or more of its common shares from acquiring additional common shares. Stockholders (and prospective stockholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single share of common stock may be proscribed under its certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2022, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of its taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by the Company's Board of Directors.
Stockholders are advised to carefully monitor their ownership of the Company's common stock and consult their own legal advisors and/or the Company to determine whether their ownership of the Company's common shares approaches the proscribed level.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of these reports filed electronically with the SEC and, with respect to Form 5, any written representations from reporting persons that no Form 5 was required, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during fiscal year 2021.

EXECUTIVE COMPENSATION

Introduction
The Compensation Committee makes all decisions regarding executive officer compensation. The Compensation Committee periodically reviews the elements of compensation for executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary and annual incentive bonus.
Executive Officers
The following table sets forth the names of the Company's executive officers and each such person’s position with the Company and age.

Name	Position	Age
Jennifer L. Locke	Chief Executive Officer	49
Karen L. Diepholz	Chief Financial Officer	58
Nicolas M.E. Quillé	Chief Winemaking & Operations Officer	49
Set forth below is additional information as to each executive officer.
Jennifer L. Locke, age 49, has served as Chief Executive Officer of Crimson since December 2019. Ms. Locke brings to the Company inspirational leadership skills and an industry-wide reputation for delivering results and leading high-performing teams in a collaborative and innovative style. Prior to joining Crimson, Ms. Locke was Senior Vice President of U.S. Luxury and Direct-to-Consumer Sales, Americas, at Treasury Wine Estates (TWE), a publicly traded global wine company, based in Melbourne, Australia. A Northwest native, Ms. Locke previously was Director of National Wholesale, Export and Direct-to-Consumer Sales at WillaKenzie Estate and was Pacific Senior Regional Sales Manager at Chalone Wine Group. She began her hospitality industry career more than 20 years ago as a wine buyer and training manager at several fine-dining restaurants in Seattle.

Karen L. Diepholz, age 58, has served as Chief Financial Officer of Crimson since June 2018. Prior to that, Ms. Diepholz served for three years as the Chief Financial Officer of Vintage Wine Estates, a privately held wine company, where she led many aspects of the operations including treasury, and integration of acquisitions. From 2011 to 2014, Ms. Diepholz previously held the position of Vice President & Chief Financial Officer of Equinox Payments, a payment technology company, spun off from Hypercom Corporation, a New York Stock Exchange listed global payment technology company where she was the Vice President of Financial Planning and Analysis from 2008 to 2011. Ms. Diepholz also served as the Vice President, Corporate Controller at Fender Musical Instruments and spent her early career in the consumer products industry in a variety of financial and cross-functional leadership roles at The Dial Corporation, now Henkel U.S.

Nicolas M.E. Quillé, MW, age 49, has served as Chief Winemaking and Operations Officer since May 2018. Mr. Quillé previously was the General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 30 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy (Antonin Rodet and Domaine Prieur), Provence (Domaine de la Courtade), Champagne (Laurent Perrier) and Portugal (Taylor’s Port). Mr. Quillé is a member of the Institute of Masters of Wine.

Stock Ownership Requirements
The Company does not have a formal stock ownership requirement, although two of its directors, Messrs. John D. Cumming and Joseph S. Steinberg, respectively, beneficially own approximately 14.9% and 13.9% of the Company's outstanding common stock as of May 23, 2022.

Say-on-Pay Vote
The Company held a non-binding advisory stockholder vote on the compensation program for its named executive officers, commonly referred to as a “say-on-pay” vote, at the 2021 Annual Meeting of Stockholders. Over 90% of the voting power of shares voted at the 2021 Annual Meeting of Stockholders were cast in favor of the say-on-pay proposal. The Board considered the results of this advisory vote to be an endorsement of its compensation program, policies, practices, and philosophy for its named executive officers. The Board will continue to consider the outcome of the say-on-pay votes and its stockholder views when making compensation decisions for its named executive officers.
Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for the Company's named executive officers, commonly referred to as a “say-on-frequency” vote, held at the 2019 Annual Meeting of Stockholders, the Board also determined that it will hold the say-on-pay vote every two years until the next required say-on-frequency vote. The next say-on-pay vote will be held at the 2023 Annual Meeting of Stockholders and the next say-on-frequency vote will occur no later than 2025.
Accounting and Tax Matters
In December 2019 and July 2021, option grants for 89,000 and 233,000 shares, respectively, were issued. As of December 31, 2021, 322,000 shares of option grants remained outstanding with no additional grants or stock activities related to exercises or expirations during the year. As of December 31, 2021, 35,600 shares of option grants vested and are exercisable. For additional information, refer to Note 12 “Stockholders’ Equity and Stock-Based Compensation” of the Company's 2021 Annual Report.
Summary Compensation Table
The following table shows, for fiscal years 2021 and 2020, all of the compensation earned by, awarded to or paid to the Company's named executive officers:

Name and Principal Position	Year	Salary (1)	Non-Equity Incentive Plan Compensation	Option Awards (2)	All Other Compensation (3)	Total
Jennifer L. Locke	2021	$353,769	$—	$162,887	$16,645	$533,301
Chief Executive Officer	2020	$349,327	$—	$—	$15,353	$364,680
Karen L. Diepholz	2021	$303,041	$10,000	$120,931	$13,879	$447,851
Chief Financial Officer	2020	$301,866	$43,800	$—	$11,136	$356,802
Nicolas M.E. Quillé,	2021	$290,091	$—	$120,931	$14,689	$425,711
Chief Winemaking & Operations Officer	2020	$288,966	$44,800	$—	$15,688	$349,454

(1)Base salary under employment agreements with subsequent increases at the Board of Directors' sole discretion.
(2)Amount represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 “Stockholders’ Equity and Stock-Based Compensation” to the Company's financial statements included in its Annual Report. See “2021 Outstanding Equity Awards at Fiscal Year-End” for additional information regarding the options awards granted in 2021.
(3)Includes 401k contributions, health club reimbursements and car allowances paid by the Company.

2021 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards held by the Company's named executive officers at December 31, 2021.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jennifer L. Locke	12/04/2019 (1)	35,600	53,400	$6.87	12/03/2026
	07/06/2021 (2)	—	66,000	$8.88	07/06/2028
Karen L. Diepholz	07/06/2021 (2)	—	49,000	$8.88	07/06/2028
Nicolas M.E. Quillé	07/06/2021 (2)	—	49,000	$8.88	07/06/2028

(1)    These options vest in equal annual installments over five years on each one-year anniversary of the date of grant and expire after seven years.
(2)    These options vest in four equal increments on each of January 4, 2022, January 4, 2023, January 4, 2024 and January 4, 2025, and expire after seven years.

Executive Agreements
Jennifer L. Locke. On December 2, 2019, the Company entered into an agreement with Ms. Locke, which was amended on March 11, 2022. The agreement continues until terminated by the Company or Ms. Locke at any time and for any reason or for no reason with or without notice. Beginning January 1, 2022, Ms. Locke is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 50% bonus target of base salary (35% bonus target of base salary prior to January 1, 2022). The amount of any annual bonus will be based upon the Company's performance and Ms. Locke's performance, as determined by the Company, against goals mutually agreed upon between Ms. Locke and the Company. Ms. Locke received a sign-on equity award of stock options to purchase 89,000 shares of the Company’s common stock, with a per-share exercise price equal to the fair market value of the stock on the grant date. The options will vest annually over five years in equal installments. Pursuant to the agreement, Ms. Locke is also eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $12,000 and participate in standard company benefits. Ms. Locke is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Karen L. Diepholz. On June 29, 2018, the Company entered into an agreement with Ms. Diepholz. The agreement continues until terminated by the Company or Ms. Diepholz at any time and for any reason or for no reason with or without notice. Ms. Diepholz is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 37.5% bonus target of base salary. The amount of any annual bonus will be based upon the Company's performance and Ms. Diepholz's performance, as determined by the Company, against goals mutually agreed upon between Ms. Diepholz and the Company. Pursuant to the agreement, Ms. Diepholz is also eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $8,400 and participate in standard company benefits. Ms. Diepholz is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Nicolas M.E. Quillé. On March 14, 2018, the Company entered into an agreement with Mr. Quillé. The agreement continues until terminated by the Company or Mr. Quillé at any time and for any reason or for no reason with or without notice. Mr. Quillé is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 40% bonus target of base salary. The amount of any annual bonus will be based upon the Company's performance and Mr. Quillé’s performance, as determined by the Company, against goals mutually agreed upon between Mr. Quillé and the Company. Pursuant to the agreement, Mr. Quillé is also eligible to receive an annual car allowance benefit of $10,200 and participate in standard company benefits. Mr. Quillé is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.

Potential Payments on Termination or Change of Control
The information below describes and quantifies certain compensation that would become payable under each named executive officer’s employment agreement if, as of December 31, 2021, their employment had been terminated (including termination in connection with a change in control). Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event. Capitalized terms used below but not defined in this Proxy Statement have the meanings set forth in each of the respective named executive officer's employment agreement as applicable.
Jennifer L. Locke. In the event Ms. Locke's employment is terminated by the Company without Cause or by her with Good Reason, and she signs a customary release in favor of the Company, she will be entitled to receive a cash severance payment equal to the sum of: (i) 12 months of her then Base Salary; (ii) her Target Annual Incentive amount; and (iii) 12 times the monthly amount that is charged to COBRA qualified beneficiaries for the same medical coverage options elected by her immediately prior to her last day of employment (collectively, the “Base Severance Amount”). The Base Severance Amount will be paid to her in installments over a 12 month period, in accordance with the Company’s normal payroll cycle. In addition, Ms. Locke’s sign-on equity award of stock options to purchase 89,000 shares of the Company’s common stock are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2013 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by her for Good Reason.
Karen L. Diepholz. In the event Ms. Diepholz's employment is terminated by the Company without Cause, and she signs a customary release in favor of the Company, the Company shall pay her as severance, an amount equal to six (6) months of her Base Salary in effect at the time of termination. The Severance shall be paid to her in equal installments on the Company’s regularly scheduled pay roll dates beginning after the date of termination.

Nicolas M.E. Quillé. In the event Mr. Quillé’s employment is terminated by the Company without Cause, by him with Good Reason or by a successor (whether direct, indirect, by purchase, merger, consolidation or otherwise) before a change in control, he shall be entitled to receive as severance, payment of his base salary in effect at the time of termination for 12 months. The Company will make available COBRA benefits for 18 months, subject to legal limitations at the time, and reimbursement of up to 3 months of COBRA cost.

Director Compensation

As approved in March 2013, the Company's non-employee directors receive an annual retainer of $25,000 for serving on the Board of Directors and a per meeting fee of $2,500 for each Board, committee or shareholder meeting attended in person. Mr. Carlson receives an additional $26,000 annually for serving as Chairman of the Audit Committee, and Messrs. Neikrug and Rollins receive an additional $17,000 annually for serving on the Audit Committee. Mr. Rollins receives an additional $26,000 annually for serving as the Chairman of the Compensation Committee and Mr. Neikrug receives an additional $17,000 annually for serving on the Compensation Committee. All director fees are paid in cash. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings. In response to the adverse financial impact of COVID-19, several of the Company’s directors voluntarily waived their fees in 2021. The 2021 director compensation for the Company's non-employee directors is set forth below.

Director Compensation Table
Name	Earned or Paid in Cash
Avraham M. Neikrug(1)(2)	$86,500
Douglas M. Carlson(1)(3)	$73,500
Luanne D. Tierney	$35,000
Annette D. Alvarez-Peters(5)	$17,917
Craig D. Williams(6)	$17,083
John D. Cumming(7)	$35,000
Colby A. Rollins(1)(2)(4)(7)	$95,500
Joseph S. Steinberg(7)	$35,000
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Chairman of the Audit Committee.
(4)    Chairman of the Compensation Committee.
(5)    Ms. Alvarez-Peters was elected to the Board of Directors on May 5, 2021.
(6)    Mr. Williams resigned from the Board of Directors effective April 30, 2021.
(7)    Fees earned but waived included $35,000 by Mr. Cumming, $95,500 by Mr. Rollins, and $35,000 by Mr. Steinberg.

Equity Compensation Plan Information
The Company's Board of Directors previously adopted an equity compensation plan, which allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The equity compensation plan was approved by the Board of Directors and administered by the Compensation Committee, which is authorized to recommend the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the plan is 1,000,000. The equity compensation plan was filed as an Exhibit to the Company’s Form 8-K, filed on February 25, 2013. This summary of the plan is qualified in its entirety by reference to the full text of the plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes compensation plans under which the Company's equity securities are authorized for issuance as of December 31, 2021:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	322,000	$8.32	678,000

AUDIT COMMITTEE REPORT
The following is the report of the Company's Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2021.
Review with Management
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.
Review and Discussions with Independent Auditors
The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and has discussed with the independent auditors their independence. The Audit Committee also concluded that the independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this proxy statement, was compatible with the independent auditors’ independence.
Conclusion
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Submitted by the Audit Committee of the
Board of Directors

Douglas M. Carlson, Chairman
Avraham M. Neikrug
Colby A. Rollins

INDEPENDENT ACCOUNTING FIRM FEES
Prior to formation of the Audit Committee, the Board of Directors adopted a policy for pre-approval by the Audit Committee of all audit and non-audit work performed by the Company’s independent registered public accounting firm and has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Chairman of the Audit Committee the ability to pre-approve all of these services in the absence of the full committee. Any pre-approval decisions made by the Chairman of the Audit Committee under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by the independent registered public accounting firm that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically, at a minimum quarterly.

In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to the independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. Audit Related Fees include professional services for the audit of the Company’s 401(k) plan, including compliance with regulatory matters, consulting with respect to technical accounting and disclosure rules. For the years ended December 31, 2021 and 2020, BPM LLP, the independent registered public accounting firm did not perform any tax related services for the Company.
Fees paid to the Company’s independent public accountant associated with the 2021 and 2020 audit consisted of the following:

	Year Ended December 31,
	2021	2020
Audit fees	$315,100	$429,300
Audit-related fees	11,000	10,500
Total	$326,100	$439,800

(1)Of the 2020 audit fees, approximately $145,800 are non-recurring billings for audit procedures related to the Company's restatement of its previously issued consolidated financial statements.
All fees described above were approved by the Audit Committee.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The ratification of the selection of BPM LLP as independent auditors is being submitted to stockholders because the Company believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in the Company’s and stockholders’ best interests.
The Board of Directors recommends that the stockholders ratify the selection of BPM LLP, an independent registered public accounting firm, as the independent auditors to audit the Company's accounts for 2022. The Audit Committee approved the selection of BPM LLP as the Company's independent auditors for 2022. BPM LLP are currently the Company's independent auditors.
Ratification of the selection of BPM LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
The Board of Directors recommends a vote FOR this proposal.

PROPOSAL 3: APPROVAL OF THE CRIMSON WINE GROUP, LTD.
2022 OMNIBUS INCENTIVE PLAN

Proposal Summary

Effective May 12, 2022, the Board approved, subject to the approval of the Company's stockholders, the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan (the “2022 Omnibus Plan”). The 2022 Omnibus Plan is intended to replace the Crimson Wine Group, Ltd. 2013 Omnibus Incentive Plan (the “2013 Plan”). The 2013 Plan will be automatically replaced and superseded by the 2022 Omnibus Plan on the date on which the 2022 Omnibus Plan is approved by the Company's stockholders, provided that any outstanding awards granted under the 2013 Plan will remain in effect pursuant to their terms. If stockholder approval is not received, the 2013 Plan will remain in place, pursuant to its terms, until it expires in 2023.

If the 2022 Omnibus Plan is approved, as of its effective date, a total of 678,000 shares (comprised of the 178,000 shares that remained available for future awards under the 2013 Plan as of May 23, 2022, plus the newly requested 500,000 shares), less any shares subject to awards granted under the 2013 Plan between May 23, 2022 and the effective date of the 2022 Omnibus Plan, will be available for future awards under the 2022 Omnibus Plan. No awards will be granted under the 2013 Plan or any other prior plan on or after the effective date of the 2022 Omnibus Plan. The Company anticipates that this increase in shares will allow the 2022 Omnibus Plan to operate for several years, although this could change based on other factors, including but not limited to merger and acquisition activity.

The Company believes that equity-based awards are an important part of its overall compensation program and want to ensure that there is a sufficient number of shares available to adequately incentivize its officers, employees, directors and consultants. As of May 23, 2022, the Company had 822,000 stock options (with weighted-average exercise price of $7.82 and weighted-average remaining contractual life of 8.19 years) outstanding under the 2013 Plan. The Company did not have any other equity awards outstanding under the 2013 Plan or any other equity plan as of that date. As of May 23, 2022, 178,000 shares remained available for future grants under the 2013 Plan (the Company's only active equity plan).

The table below presents the Company's potential fully diluted overhang levels as of May 23, 2022 before and after effectiveness of the 2022 Omnibus Plan:

(A) Equity awards outstanding as of May 23, 2022	822,000
(B) Shares available for grant under the 2013 Plan	178,000
(C) Additional requested shares for 2022 Omnibus Plan	500,000
(D) Common shares outstanding	22,432,895
Outstanding Overhang prior to effectiveness of 2022 Omnibus Plan (A) / (A + B + D)	3.5%
Outstanding Overhang after effectiveness of 2022 Omnibus Plan (A) / (A + B + C+ D)	3.4%
Total Overhang prior to effectiveness of 2022 Omnibus Plan (A + B) / (A + B + D)	4.3%
Total Overhang after effectiveness of 2022 Omnibus Plan (A + B + C) / (A + B + C+ D)	6.3%
If the 2022 Omnibus Plan is not approved, the 2013 Plan will expire on February 1, 2023, which would have a detrimental effect on the Company's ability to attract, retain and motivate its employees, officers, directors and consultants. The Board believes the potential dilution from equity issuances to be made under the 2022 Omnibus Plan is reasonable and that approval of the 2022 Omnibus Plan is important in that it allows the Company to continue awarding equity incentives, which are an important component of its overall compensation program.
The Company's burn rate for the last three years (the “Burn Rate”), which it defines as the total number of shares subject to awards granted in a calendar year (which includes the total number of options granted, as applicable) expressed as a percentage of its basic weighted average shares outstanding, was 1.0% for 2021, 0% for 2020, and 0.4% for 2019, and the average Burn Rate over the last three years was 0.5%.
The closing price of the Company's common stock, as reported on the OTCQB on May 23, 2022, was $7.10 per share. If the 2022 Omnibus Plan is approved by the Company's stockholders, the Company anticipates filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the shares authorized for issuance under the 2022 Omnibus Plan.
Plan Summary
Purpose. The purpose of the 2022 Omnibus Plan is to attract, retain and motivate eligible individuals that provide services to the Company, any of its subsidiaries, or affiliates and to promote the success of the Company’s business by providing such individuals with appropriate incentives.
Eligible Participants. Any non-employee director, officer, employee or consultant of the Company or its subsidiaries or affiliates will be eligible to participate in the 2022 Omnibus Plan. As of May 23, 2022, the Company had seven non-employee directors, three officers, and 167 regular full-time employees. The company has a practice of not granting equity awards to its advisors, consultants and independent contractors, and at this time does not foresee changing that practice.
Effective Date. If approved by the stockholders, the 2022 Omnibus Plan will become effective on the date it is approved by the stockholders and will remain in effect until it expires ten years thereafter or, if sooner, is terminated by the Board.
Types of Awards. The 2022 Omnibus Plan provides for the grant of options to purchase shares of the Company's common stock, $0.01 par value (“Shares”), including stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code and nonqualified stock options that are not intended to so qualify (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards, and other equity-based or equity-related awards including restricted stock units (each, an “Award”).
Administration. The 2022 Omnibus Plan will be administered by the Compensation Committee of the Board (or with respect to non-employee directors, the Board). All references herein to “Committee” shall be, as applicable, to the Board or the Committee. The Committee shall have full power to interpret and administer the 2022 Omnibus Plan and award agreements and full authority to select the employees and directors and consultants to whom awards will be granted, and to determine the type and amount of awards to be granted to each such employee or director or consultant, and the terms and conditions of awards and award agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 13 of the 2022 Omnibus Plan, clarify, construe or resolve any ambiguity in any provision of the 2022 Omnibus Plan or any award agreement, extend the term or period of exercisability of any awards, accelerate the vesting of any award, or waive any terms or conditions applicable to any award. Awards may, in the sole discretion of the Committee, be made under the 2022 Omnibus Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its subsidiaries or affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the 2022 Omnibus Plan or any subplans as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the holder, the Company, and all other interested individuals.
Share Reserve. Subject to adjustment as provided below, the maximum aggregate number of Shares that may be issued pursuant to Awards granted under the 2022 Omnibus Plan as of the effective date will be 678,000 Shares (comprised of 500,000 newly requested Shares plus the number of Shares that remained available for grant under the terms of the 2013 Plan and all other prior plans as of May 23, 2022), less any shares subject to awards granted under the 2013 Plan between May 23, 2022 and the effective date of the 2022 Omnibus Plan (the “Share Pool”). No awards will be granted under the 2013 Plan or any other prior plan on or after the effective date of the 2022 Omnibus Plan. Shares granted under the 2022 Omnibus Plan will consist, in whole or in part, of authorized and unissued Shares or of treasury Shares or of Shares purchased on the open market.
Solely for purposes of counting the number of Shares available for grant under the 2022 Omnibus Plan, the following share counting rules shall apply:
•Each Share that is subject to an award granted under 2022 Omnibus Plan shall reduce the aggregate number of Shares that may be delivered under the 2022 Omnibus Plan by one (1) Share.
•If, after the effective date, any Award granted under the 2022 Omnibus Plan or any Prior Plan (as defined in the 2022 Omnibus Plan) (i) is forfeited or otherwise expires, terminates or is canceled or forfeited without the delivery of all Shares subject thereto, or (ii) is settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (i) and (ii), the number of Shares subject to such Award shall be added to the Share Pool as follows as one (1) Share.
•The following Shares shall not be added to the Share Pool upon the occurrence of any of the following: (i) Shares tendered or withheld by the Company in payment of the exercise price of an option Award under the 2022 Omnibus Plan or, after the effective date, under any prior plan; (ii) Shares tendered or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under the 2022 Omnibus Plan or, after the effective date, under any prior plan; (iii) Shares subject to a SAR under the 2022 Omnibus Plan or, after the effective date, under any prior plan that are not issued in connection with its stock settlement on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2022 Omnibus Plan or, after the effective date, under any prior plan.
•Any substitute awards permitted under the 2022 Omnibus Plan shall not reduce the Share Pool, and any Shares subject to substitute awards will not be added to the Share Pool.
•In the event that a company acquired by the Company or its subsidiary, or with which the Company or its subsidiary merges or combines, has shares available under a pre-existing plan not adopted in contemplation of such corporate transaction, the shares available for grant under such pre-existing plan may be used for Awards under the 2022 Omnibus Plan and will not reduce the Share Pool; provided, however, that Awards using such shares (i) may not be made after the date that awards or grants could have been made under the pre-existing plan, absent the corporate transaction, and (ii) may only be made to individuals who were not employees or directors before the transaction.
Other Plan Limits. The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to ISOs is 500,000 (the “ISO limit”).

Limit for Non-Employee Directors. The aggregate grant date fair value of Awards (including Share-based and cash-based Awards) that may be granted under the 2022 Omnibus Plan to a non-employee director, plus the aggregate amount of all cash payments made to such non-employee director, for service as director during any fiscal year may not exceed $400,000.
Adjustments. In the event of any corporate event or transaction involving the Company or its subsidiaries or affiliates, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination or exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure, or any similar corporate event or transaction, the Committee shall substitute or adjust (i) the number and kind of Shares or other property that that may be issued under the 2022 Omnibus Plan, (ii) the number and kind of Shares or other property subject to outstanding Awards, (iii) the option price, grant price or purchase price applicable to outstanding Awards, and/or (iv) other valuation determinations applicable to the 2022 Omnibus Plan or any outstanding Awards.
In the event of such a corporate transaction or event, if a holder executes a release or the applicable award agreement is amended, the Committee may (i) provide alternative consideration (including cash) in substitution for any outstanding Awards, and/or (ii) cancel and terminate without payment any option or SAR having an option price or grant price greater than or equal to the Fair Market Value of the Shares subject to the Award.
Description of Awards
Stock Options. A stock option is a right to purchase Shares in the future at an exercise price determined by the Committee at the date of grant. Generally, the per-Share exercise price for stock options will not be less than the Fair Market Value on the date of grant (and not less than 110% of such Fair Market Value for ISO grants made to holders of more than 10% of the Company’s voting power). The terms and conditions of stock options (including exercise price and vesting) will be determined by the Committee subject to limits set forth in the 2022 Omnibus Plan and as set forth in the applicable award agreement. All stock options granted under the 2022 Omnibus Plan will be NQSOs unless the applicable award agreement expressly states that the stock option is intended to be an ISO. All terms and conditions of all grants of ISOs will be subject to Section 422 of the Code and the regulations promulgated thereunder. The maximum term for an option is 10 years.
The exercise price of a stock option will be permitted to be paid with cash or its equivalent (e.g., check) or, in the sole and plenary discretion of the Committee, in Shares (whether or not previously owned by the holder) having a Fair Market Value equal to the aggregate option price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; partly in cash and, to the extent permitted by the Committee, partly in such Shares; or (d) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased.
SARs. A SAR is an unfunded and unsecured promise to deliver Shares or cash equal to the appreciation of the Fair Market Value of a Share over an exercise price. The per-Share exercise price of a SAR will not be less than the Fair Market Value per Share on the date of grant. Each SAR will be vested and exercisable at such time, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable award agreement or thereafter. Upon exercise of a SAR, the holder will receive the value of the appreciation in the Share subject to the SAR over the exercise price. SARs will be permitted to be settled in cash or Shares or a combination, as determined by the Committee. The maximum term for a SAR is 10 years.
Restricted Stock. A share of restricted stock will be an actual Share granted under the 2022 Omnibus Plan that will be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the 2022 Omnibus Plan and in the applicable award agreement. The terms and conditions of restricted shares will be determined by the Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement. Restricted shares will be evidenced in such manner as the Committee may determine. Any restricted stock granted under the 2022 Omnibus Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the restriction period and deposited by the holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the restriction period).
Other Stock-Based Awards (Including RSUs). An other stock-based award is an equity-based or equity-related compensation Award not previously described above. Outright grants of fully vested Shares (whether payable in cash, equity or otherwise), performance units, restricted stock units, and dividend equivalents, will constitute other stock-based awards. The Committee will determine the amounts and terms and conditions of any such Awards, provided that they comply with applicable laws.
Dividends and Dividend Equivalents. In the sole discretion of the Committee, the Committee may provide in the applicable Award agreement, other than for an option or SAR or cash-settled phantom award, for the payment of dividends or dividend equivalents to the participant, payable in cash, Shares, or a combination thereof, on a deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion. The Committee may provide that the dividend equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested or accumulated and credited to a bookkeeping account. Notwithstanding the foregoing, any dividends (including payable in connection with restricted stock) or dividend equivalents (payable in connection with Awards other than options or SARs or cash-settled phantom awards) shall in all events be subject to the same restrictions and risk of forfeiture as the underlying award and shall not be paid unless and until the underlying award is vested or earned.
Description of Other Plan Terms
Change of Control. Upon the occurrence of a Change of Control (as defined in the 2022 Omnibus Plan), unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the award agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding awards by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding awards; (c) upon the holder’s execution of a release and/or applicable award agreement amendment, accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event; (d) provide that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) upon the holder’s execution of a release and/or applicable award cancellation document, the provision of alternative consideration (including cash) and/or the cancellation and cash-out of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of options and stock appreciation rights or similar awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such awards (or, if no such consideration is paid, fair market value of the Shares subject to such outstanding awards or portion thereof being cancelled) over the aggregate option price or grant price, as applicable, with respect to such awards or portion thereof being cancelled. Any action taken pursuant to this Section shall effectuated in a manner that is consistent with the requirements of Section 409A of the Code.
Amendment and Termination. The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 13.1, an “Action”) the 2022 Omnibus Plan or any portion thereof or any award (or award agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 11 or 12 of the 2022 Omnibus Plan: (a) without shareholder approval: (i) if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2022 Omnibus Plan, (ii) if such Action increases the number of Shares available under the 2022 Omnibus Plan (other than an increase permitted under Article 5 of the 2022 Omnibus Plan absent shareholder approval), (iii) if such Action results in a material increase in benefits permitted under the 2022 Omnibus Plan (but excluding increases that are immaterial or that are minor and to benefit the administration of the 2022 Omnibus Plan to take account of any changes in legislation, or to obtain or maintain favorable tax, exchange, or regulatory treatment for the Company, a subsidiary, and/or an affiliate) or a change in eligibility requirements under 2022 Omnibus Plan, (iv) for any Action that results in a reduction of the option price or grant price per Share, as applicable, of any outstanding options or stock appreciation rights or cancellation of any outstanding options or stock appreciation rights in exchange for cash, or for other awards, such as other options or stock appreciation rights, with an option price or grant price per Share, as applicable, that is less than such price of the original options or stock appreciation rights or take any other action with respect to options or stock appreciation rights that would be treated as a repricing under the rules and regulations of the national stock exchange or quotation system on which the Shares may be listed or quoted; (v) if such Action would permit the Committee to grant options or stock appreciation rights with an option price or grant price per Share that is below fair market value; (vi) if such Action would permit the Committee to extend the exercise period of an option or stock appreciation right beyond ten (10) years from the grant date; (vii) if such Action would expand the type of awards available for grant under 2022 Omnibus Plan or expand the class of holders eligible to participate in 2022 Omnibus Plan; and (b) without the written consent of the affected holder, if such Action would materially diminish the rights of any holder under any award theretofore granted to such holder under 2022 Omnibus Plan; provided, however, that the Committee may amend the 2022 Omnibus Plan, any award or any award agreement without such consent of the holder in such manner as it deems necessary to comply with applicable laws.
Assignability. Unless otherwise determined by the Committee, an award shall not be transferable or assignable by the holder except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a holder may be exercised by the legatees, personal representatives or distributees of the holder. Any permitted transfer of the awards to heirs or legatees of the holder shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the award or otherwise, or require a holder to remit to the Company, up to the maximum statutory amount necessary (or such lower amount that will not cause an adverse accounting consequence or cost to the Company, in the applicable jurisdiction, to satisfy any federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2022 Omnibus Plan. With respect to required withholding, holders may elect (subject to the Company’s automatic withholding right set out above), subject to the express approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined equal to the amount necessary to satisfy any federal, state, and local taxes, domestic or foreign taxes that could be imposed on the transaction.
New Plan Benefits
The Company has not approved any awards that are conditioned upon stockholder approval of the 2022 Omnibus Incentive Plan. Awards under the 2022 Omnibus Plan will be determined by the Committee in its discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the 2022 Omnibus Plan. If the 2022 Omnibus Plan had been in effect in fiscal year 2021, the Company expects that its award grants for fiscal year 2021 would not have been different from those actually made in that year under the 2013 Plan. For information regarding grants made under the 2013 Plan during 2021 to the Company's named executive officers, see the table entitled “2021 Outstanding Equity Awards at Fiscal Year-End” under “Executive Compensation.” The Company did not make any grants under the 2013 Plan during 2021 to its non-employee directors.

The table below sets forth the equity awards that were granted under the 2013 Plan during 2021 to the Company's named executive officers and other persons.

Name and Position	Number of Shares Subject to Option Awards Granted
Jennifer L. Locke, Chief Executive Officer	66,000
Karen L. Diepholz, Chief Financial Officer	49,000
Nicolas M.E. Quillé, Chief Winemaking & Operations Officer	49,000

All Current Executive Officers as a Group (three people)	164,000

All Current Non-Employee Directors as a Group (seven people)	—

All Current Employees who received grants during 2021 other than Executive Officers as a Group (three people)	69,000

U.S. Federal Income Tax Consequences

The United States federal income tax consequences of the issuance and/or exercise of option awards under the 2022 Omnibus Plan are as follows. The summary is based on the law as in effect on December 31, 2021. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

Incentive Stock Options. An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised for regular federal income tax purposes. However, upon exercise, the excess of the fair market value of the Shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee, if applicable. If the optionee holds the Shares received as a result of an exercise of an ISO for the later of two years from the date of the grant or one year from the date of exercise, then the gain realized on disposition of the Shares is treated as a long-term capital gain. If the Shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include into income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the Shares, upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition of the Shares over the option exercise price). Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. In the event of a disqualifying disposition, the Company will be entitled to a deduction, in the year of such a disposition, in an amount equal to the amount includible in the optionee’s income as compensation. The optionee’s tax basis in the Shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of Shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NQSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NQSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

NQSOs. An NQSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising an NQSO will, at that time, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. Subject to the applicable provisions of the Code, the Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in Shares received upon exercise is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the Shares will be a long or short-term capital gain to the optionee (or loss), depending upon the holding period of the Shares. The foregoing summary assumes that the Shares acquired upon exercise of an NQSO option are not subject to a substantial risk of forfeiture.

Stock Appreciation Rights. The grant of a SAR results in no taxable income to the holder or a deduction to the Company at the time of grant. A holder of a SAR will, at the time of exercise, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. The Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the holder of the SAR. To the extent the SAR is settled in Shares, any additional gain or loss recognized upon any later disposition of the Shares will be capital gain or loss.

Restricted Stock Awards. A holder acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the date the Shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the holder has elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the holder will recognize ordinary income on the date the Shares were acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value upon which the holder recognized ordinary income, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder on the determination date.

Other Stock-Based Awards. The grant of restricted stock units, performance units, or other stock-based awards will result in no taxable income to the holder or deduction to the Company. A holder awarded one of these awards will recognize ordinary income in an amount equal to the fair market value of the cash or Shares delivered to the holder on the settlement date. Where an award is settled in the Shares, any additional gain or loss recognized upon the disposition of such shares or property will be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder on the determination date.

Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules will result in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying Shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that will be awarded under the 2022 Omnibus Plan are intended to be eligible for this exception. In addition, it is intended that the provisions of the 2022 Omnibus Plan comply with Section 409A of the Code, and all provisions of the 2022 Omnibus Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under these rules.

The full text of the 2022 Omnibus Plan is attached to this Proxy Statement as Exhibit A and the foregoing discussion is qualified in its entirety by reference to such text.

The approval of the 2022 Omnibus Plan requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Broker non-votes will have no effect on the outcome of the proposal.

The Board of Directors recommends a vote FOR the approval of the Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan as set forth in Exhibit A to this Proxy Statement.

ANNUAL REPORT AND COMPANY INFORMATION
A copy of the Annual Report is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges. Stockholders may request a written copy of the Company’s committee charters and Code of Business Practice, which includes the Code of Practice, by writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. Each of these documents is also available on the Company’s website, www.crimsonwinegroup.com.
PROPOSALS BY STOCKHOLDERS
Proposals that stockholders wish to include in the Company’s proxy statement and form of proxy for presentation at the 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558, Attention of Tina Hilger, Corporate Secretary, no later than February 8, 2023. Any stockholder proposal must be in accordance with the rules and regulations of the SEC.
Proposals to be presented at the 2023 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be submitted in accordance with the Company’s bylaws. To be timely, a stockholder’s notice of such a proposal must be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary date of this year’s annual meeting, which is to be held on July 22, 2022; however, in the event that the date of the 2023 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 130 days prior to the date of such annual meeting, not later than the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.
In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 23, 2023.

Any proxies solicited by the Board of Directors for the 2023 annual meeting may confer discretionary authority to vote on any proposals of which notice is not timely received.
Please refer to the Company’s bylaws for additional information and requirements regarding stockholder proposals and director nominations. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Company’s bylaws and the SEC’s requirements for submitting a proposal or nomination, as applicable. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

Virtual Annual Meeting Instructions

Attending the Annual Meeting. To attend the virtual Annual Meeting, you will need to log in to https://web.lumiagm.com/228791521 using the password of crimson2022 (which is case-sensitive) and the 11-digit voter control number included on your notice of Internet availability of proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. The Company encourages you to access the meeting prior to the start time and allow ample time for check-in procedures.

Voting Prior to or at the Annual Meeting. You may vote your shares in advance of the Annual Meeting by submitting a proxy at www.voteproxy.com or by requesting a printed copy of the proxy materials and completing, signing, and returning the proxy card enclosed therein. You may also vote during the Annual Meeting by following the instructions available on the meeting website at https://web.lumiagm.com/228791521. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy statement.

Submitting Questions for the Annual Meeting. As part of the Annual Meeting, the Company will hold a Q&A session during which it intends to answer questions submitted that are pertinent to the Company and meeting matters, as time permits. You may submit your questions one hour before and during the Annual Meeting by following the instructions available on the meeting website.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 15, 2022.

You will receive a confirmation of your registration and an 11-digit voter control number by email after the Company receives your registration materials. You may attend the Annual Meeting and vote your shares as detailed above.

Exhibit A

Crimson Wine Group, Ltd. 2022 Omnibus Incentive Plan
Effective Date: [______]
Approved by Shareholders: [______]
Expiration Date: [______]

Article 1.Establishment & Purpose; Effective Date & Expiration Date
1.1Establishment. Crimson Wine Group, Ltd., a Delaware corporation (the “Company”), hereby establishes the Crimson Wine Group 2022 Omnibus Incentive Plan (the “Plan”) as set forth in this document. The Plan will supersede and replace the Company’s 2013 Omnibus Incentive Plan (the “2013 Plan”) and all other Prior Plans (as defined below). No awards will be made pursuant to the 2013 Plan or any other Prior Plan on or after the Effective Date (as defined below); provided, that, the 2013 Plan and all Prior Plans shall remain in effect until all awards granted under the 2013 Plan and such Prior Plans have been exercised, forfeited, cancelled, or have otherwise expired or terminated in accordance with the terms of such grants.
1.2Purpose of the Plan. The purpose of this Plan is to attract, retain and motivate eligible individuals that provide services to the Company, any of its Subsidiaries, or Affiliates and to promote the success of the Company’s business by providing such individuals with appropriate incentives under this Plan.
1.3Effective Date. The Plan will become effective on the date it is approved by the shareholders at the Company’s 2022 Annual Meeting (the “Effective Date”).
1.4Expiration Date. The Plan will expire on, and no Award (as defined below) may be granted under the Plan after, the ten (10) year anniversary of the Effective Date. Any Awards that are outstanding on the ten (10) year anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

Article 2.Definitions
Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.
2.1.“Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any entity that the Company has a substantial direct or indirect equity interest, as determined by the Board.
2.2.“Award” means any Option, Stock Appreciation Right, Restricted Stock, or Other Stock-Based Award that is granted under the Plan.
2.3.“Award Agreement” means either: (a) a written agreement (including an electronic agreement or document) entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan; or (b) a written statement issued by the Company, a Subsidiary or Affiliate to a Participant describing the terms and conditions of the actual grant of such Award.
2.4.“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.5.“Board” means the Board of Directors of the Company.
2.6.“Change of Control” unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:
a.the closing of a transaction or series of a transactions that results in the consolidation, amalgamation, or merger of the Company with or into any other Person, or any other corporate reorganization, business combination, transaction or transfer of securities of the Company by its shareholders, or a series of transactions (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the shareholders of the Company immediately prior to such transaction, collectively have Beneficial Ownership, directly or indirectly, of capital stock representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity (measured by economic value or voting power (by contract, share ownership or otherwise)) of the Company or other surviving entity immediately after such transaction;
b.the closing of a transaction or series of a transactions that results in the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any Person;
c.during any period of twelve consecutive months commencing on or after the Effective Date, individuals who as of the beginning of such period constituted the entire Board (together with any new directors whose election by such

Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors of the Company, then still in office, who were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or
d.approval by the shareholders of the Company, and the consummation of, a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, to the extent any Award provides for the payment of non-qualified deferred compensation subject to Section 409A of the Code, an event set forth above shall not constitute a “Change of Control” unless it also constitutes a “change in control event” as defined in Section 409A of the Code. For additional clarity, a “Change of Control” shall not be deemed to occur for purposes of this Plan unless the applicable transaction is consummated (i.e., a “Change of Control” for purposes of the Plan shall not be deemed to occur solely upon the announcement, commencement, stockholder approval, or potential occurrence of any one of the events set forth above).

2.7.“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. All references to the Code shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Code.
2.8.“Committee” means the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan, or in the absence of any Compensation Committee or other such designated committee, the Board. To the extent applicable, the Committee shall have at least two (2) members, each of whom shall be (a) a Non-Employee Director; and (b) an “independent director” within the meaning of the listing requirements of any exchange on which the Company’s Shares are then listed.
2.9.“Company” means Crimson Wine Group, Ltd., a Delaware corporation, and any successor thereto.
2.10.“Consultant” means any consultant or advisor or independent contractor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person: (a) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction; (b) does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.
2.11.“Director” means a member of the Board who is not an Employee.
2.12.“Effective Date” means the date set forth in Section 1.3.
2.13.“Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate.
2.14.“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.15.“Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A of the Code:
a.The average of the high and low trading price on any established exchange on which the Company’s Shares are then listed or any established over-the-counter trading system on which Shares are readily tradable, or if no trades were made on any such day, the immediately preceding day on which trades were made; or
b.In the absence of an established market for the Shares of the type described in (a) above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409A of the Code.
2.16.“Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.
2.17.“Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
2.18.“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.19.“Other Stock-Based Award” means any right granted under Article 9 of the Plan.
2.20.“Option” means any stock option granted from time to time under Article 6 of the Plan.
2.21.“Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.
2.22.“Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.
2.23.“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.24.“Plan” means the Crimson Wine Group 2022 Omnibus Incentive Plan, as amended from time to time.
2.25.“Plan Year” means the applicable fiscal year of the Company.
2.26.“Prior Plan” means the 2013 Plan and any other similar plan adopted by the Company at any time in the past, which has not yet lapsed or expired.
2.27.“Restricted Stock” means any Award granted under Article 8.
2.28.“Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.
2.29.“Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (a) the termination of a Participant’s employment with the Company and all Subsidiaries due to death, retirement or other reasons; or (b) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Subsidiaries to an amount that is less than 20% of the average level of bona fide services the Participant provided to the Company and all Subsidiaries in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A‑1(h)(1)(ii). In the case of a Non-Employee Director, Separation from Service means that such member has ceased to be a member of the Board.
Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed 6 months, or if longer, so long as the Participant’s right to reemployment with the Company or a Subsidiary is provided either by statute or contract). If the Participant’s period of leave exceeds 6 months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such 6 month period. Whether a Separation from Service has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.
2.30.“Service” means service as an Employee or Director or Consultant.
2.31.“Share” means a common share of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 12.1.
2.32.“Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i).
2.33.“Stock Appreciation Right” means any right granted under Article 7.
2.34.“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.35.“Substitute Awards” means Awards granted or Shares issued by the Company in assumption or conversion of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines. Substitute Awards may reflect the original terms of the awards being assumed, converted, substituted or exchanged, and need not comply with other specific terms of the Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the applicable combination transaction. Any Substitute Award shall be granted in a manner that is consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.
2.36.“Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

Article 3.Administration
3.1.Authority of the Committee. The Plan shall be administered by the Committee (or with respect to Non-Employee Directors, the Board), which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Employees and Directors and Consultants to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Employee or Director or Consultant, and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 13, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, extend the term or period of exercisability of any Awards, accelerate the vesting of any Award, or waive any terms or conditions applicable to any Award. Awards may, in the sole discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan or any subplans as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals. All references in the Plan to “Committee” shall be, as applicable, to the Board or the Committee.
3.2.Delegation. The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Subsidiaries or Affiliates, and one or more agents or advisors such administrative duties or powers as it may deem advisable; provided that the Committee shall not delegate the power to make grants of Awards to any Non-Employee Director, Consultant, or to any Employee who is or who may become upon hiring an individual subject to Section 16 of the Exchange Act; provided, further, that no delegation shall be permitted under the Plan that is prohibited by applicable law. Any such delegation may be revoked or modified at any time and must be consistent with applicable law and shall be subject to such restrictions or limitations as may be imposed by the Committee.

Article 4.Eligibility and Participation
4.1.Eligibility. Participants will consist of such Employees, Non-Employee Directors, and Consultants as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.
4.2.Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Options; (b) Stock Appreciation Rights; (c) Restricted Stock; and (d) Other Stock-Based Awards. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5.Shares Subject to the Plan and Maximum Awards
5.1.Number of Shares Available for Awards.
a.General. Subject to adjustment as provided in Article 12 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 500,000 Shares, plus the number of Shares that remain available or, as described in this Article 5 otherwise become available, for grant under the terms of the 2013 Plan and all Prior Plans as of and following the Effective Date. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 500,000 Shares, subject to Article 12 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions.
b.Share Counting. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for grant under this Plan. Similarly, in the event that, after the Effective Date, any outstanding award made under any Prior Plan expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such award made under such Prior Plan, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available (or shall newly be available, as applicable) for grant under this Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (A) Shares tendered by the Participant or withheld by the Company in payment of the Option Price of an Option or, after the Effective Date, an option under any Prior Plan, (B) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or, after the Effective Date, and award under any Prior Plan, (C) Shares subject to a Stock Appreciation Right or, after the Effective Date, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (D) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after the Effective Date, options under any Prior Plan. The Committee may adopt such other reasonable rules and procedures as it deems appropriate for purposes of determining the number of Shares available for grant under this Section 5.1.
c.Limits on Non-Employee Director Awards. Notwithstanding any other provision in the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-Employee Director during any Plan Year, plus the aggregate amount of all cash payments made to such non-employee director for services rendered as a director for the same Plan Year, shall not exceed $400,000 (the “Annual Director Compensation Limit”). For the avoidance of doubt, any compensation that is deferred shall be counted toward the Annual Director Compensation Limit during the year in which it is first granted and/or earned.
d.Shares Distributed. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or Share purchased on the open market.
e.Substitute Awards. Substitute Awards shall not reduce the plan share limit set forth in Section 5.1(a), nor shall Shares subject to a Substitute Award be added to such plan share limit. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges or combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition, merger or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition, merger or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the plan share limit set forth in Section 5.1(a) (and Shares subject to such Awards shall not be added to such plan share limit); provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre‑existing plan, absent the acquisition, merger or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition, merger or combination.

Article 6.Stock Options
6.1.Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Affiliates shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.
6.2.Terms of Option Grant. The Option Price shall be determined by the Committee at the time of grant and other than in the case of Substitute Awards shall not be less than the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option, the Option Price shall be: (i) if granted to a person other than a Ten Percent Shareholder, not less than 100% of the Fair Market Value of a Share on the date of grant or (ii) if granted to a Ten Percent Shareholder, not be less than 110% of the Fair Market Value of a Share on the date of grant.
6.3.Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten (10) years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years).

6.4.Time of Exercise. Options granted under this Article 6 shall be exercisable based on the passage of time as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.5.Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (a), (b), (c) or (d) in the following sentence (including the applicable tax withholding pursuant to Section 14.3 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant: (a) in cash or its equivalent (e.g., by cashier’s check); (b) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (c) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (b) above); or (d) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.
6.6.Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed $100,000 (to the extent such limitation is exceeded, any excess shall be treated as a Nonqualified Stock Option). For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 7.Stock Appreciation Rights
7.1.Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of: (a) the Fair Market Value of a specified number of Shares on the date of exercise; over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.
7.2.Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which, other than in the case of Substitute Awards, shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. No Stock Appreciation Right shall have a term of more than ten (10) years from the date of grant.
7.3.Tandem Stock Appreciation Rights and Options. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 8.Restricted Stock
8.1.Grant of Restricted Stock. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to vesting and forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.
8.2.Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify the Restriction Period, the number of Shares of Restricted Stock subject to the Award, the performance, employment or other conditions (including the termination of a Participant’s Service whether due to death, disability or other cause) under which the Restricted Stock may be forfeited to the Company and such other provisions as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).
8.3.Voting and Dividend Rights. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period (the Committee may require a Participant to grant an irrevocable proxy and power of substitution) and, to the extent set forth in the Award Agreement and consistent with this Plan, have the right to receive dividends on the Restricted Stock during the Restriction Period (and, if so, on what terms).
8.4.Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s) as determined by the Committee in its sole discretion, the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.
8.5.Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.Other Stock-Based Awards; Dividends and Dividend Equivalents
The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the “Other Stock-Based Awards”), including without limitation, Share grants, Share units, restricted stock units and other phantom awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance goals, as determined by the Committee in its sole discretion. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). The vesting period and/or performance goals for Other Stock-Based Awards shall be as determined by the Committee.
In the sole discretion of the Committee, the Committee may provide in the applicable Award Agreement, other than for an Option or Stock Appreciation Right or cash-settled phantom award, for the payment of dividends or dividend equivalents to the Participant, payable in cash, Shares, or a combination thereof, on a deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion. The Committee may provide that the dividend equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested or accumulated and credited to a bookkeeping account. Notwithstanding the foregoing, any dividends (including payable in connection with Restricted Stock) or dividend equivalents (payable in connection with Awards other than Options or SARs or cash-settled phantom awards) shall in all events be subject to the same restrictions and risk of forfeiture as the underlying Award and shall not be paid unless and until the underlying Award is vested or earned.

Article 10.Clawback
Notwithstanding any provision of the Plan to the contrary, in an Award Agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law in effect on the date of the Award Agreement, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the exchange upon which the Shares are then listed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

Article 11.Compliance with Section 409A of the Code
11.1 General. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the payments made pursuant to this Plan. Notwithstanding the Company’s intention, in the event any Award is subject to Section 409A and potentially subject to any adverse tax consequences thereunder, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to: (a) exempt the Plan and/or any Award from the application of Section 409A; (b) preserve the intended tax treatment of any such Award and minimize any adverse tax consequences of such Award; or (c) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.
11.2 Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Agreement, if at the time of a Participant’s Separation from Service, the Company has any Shares which are publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the six (6) month period). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.
11.3 Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required by Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with Section 409A of the Code.

Article 12.Adjustments
12.1 Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, and/or other value determinations applicable to the Plan or outstanding Awards. In the event of any such transaction or event, the Committee may upon the Participant’s execution of a release and/or applicable Award Agreement amendment: (a) provide in substitution for any or all outstanding Awards such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code; and/or (b) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or Stock Appreciation Right having a an Option Price or grant price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or Stock Appreciation Right without any payment or consideration therefor. Any adjustments made pursuant to this Section 12.1 shall be made in a manner consistent with the requirements of Section 409A and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.
12.2 Change of Control. Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (c) upon the Participant’s execution of a release and/or applicable Award Agreement amendment, accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) upon the Participant’s execution of a release and/or applicable Award cancellation document, the provision of alternative consideration (including cash) and/or the cancellation and cash-out of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being cancelled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being cancelled. Any action taken pursuant to this Section shall effectuated in a manner that is consistent with the requirements of Section 409A of the Code.
12.3 No Consent Required. Nothing in this Article 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Company pursuant to this Article 12.

Article 13.Amendment, Modification, Suspension, and Termination
13.1 Amendment, Modification, Suspension, and Termination of Plan. The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 13.1, an “Action”) the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 11 or 12: (a) without shareholder approval: (i) if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, (ii) if such Action increases the number of Shares available under the Plan (other than an increase permitted under Article 5 absent shareholder approval), (iii) if such Action results in a material increase in benefits permitted under the Plan (but excluding increases that are immaterial or that are minor and to benefit the administration of the Plan, to take account of any changes in legislation, or to obtain or maintain favorable tax, exchange, or regulatory treatment for the Company, a Subsidiary, and/or an Affiliate) or a change in eligibility requirements under the Plan, (iv) for any Action that results in a reduction of the Option Price or grant price per Share, as applicable, of any outstanding Options or Stock Appreciation Rights or cancellation of any outstanding Options or Stock Appreciation Rights in exchange for cash, or for other Awards, such as other Options or Stock Appreciation Rights, with an Option Price or grant price per Share, as applicable, that is less than such price of the original Options or Stock Appreciation Rights or take any other action with respect to Options or Stock Appreciation Rights that would be treated as a repricing under the rules and regulations of the national stock exchange or quotation system on which the Shares may be listed or quoted; (v) if such Action would permit the Committee to grant Options or Stock Appreciation Rights with an Option Price or grant price per Share that is below Fair Market Value; (vi) if such Action would permit the Committee to extend the exercise period of an Option or Stock Appreciation Right beyond ten (10) years from the grant date; (vii) if such Action would expand the type of awards available for grant under the Plan or expand the class of participations eligible to participate in the Plan ; and (b) without the written consent of the affected Participant, if such Action would materially diminish the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan, any Award or any Award Agreement without such consent of the Participant in such manner as it deems necessary to comply with applicable laws.

Article 14.General Provisions
14.1 No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant at any time for any reason. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
14.2 Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.
14.3 Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, up to the maximum statutory amount necessary (or such lower amount that will not cause an adverse accounting consequence or cost to the Company, in the applicable jurisdiction, to satisfy any federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company’s automatic withholding right set out above), subject to the express approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount necessary to satisfy any federal, state, and local taxes, domestic or foreign taxes that could be imposed on the transaction.
14.4 No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.
14.5 Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

14.6 Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.
14.7 Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
a.Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
b.Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
The restrictions contained in this Section 14.7 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 14.6. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
14.8 Awards to Non-U.S. Employees or Directors. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has Employees or Non-Employee Directors, the Committee, in its sole discretion, shall have the power and authority to:
a.Determine which Subsidiaries or Affiliates shall be covered by the Plan;
b.Determine which Employees or Non-Employee Directors outside the United States are eligible to participate in the Plan;
c.Modify the terms and conditions of any Award granted to Employees or Non-Employee Directors outside the United States to comply with applicable foreign laws;
d.Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and
e.Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 14.8 by the Committee shall be attached to this Plan document as appendices.
14.9 Rights as a Shareholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
14.10 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
14.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

14.12 No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.
14.13 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
14.14 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
14.15 Waiver of Certain Claims. By participating in the Plan, the Participant waives all and any rights to compensation or damages in consequence of the termination of his or her office or Service with the Company, any Subsidiary or Affiliate for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his or her ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Board or Committee pursuant to a discretion contained in the Plan or any Award Agreement or the provisions of any statute or law relating to taxation.
14.16 Data Protection. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the company, undertaking or part-undertaking which employs the Participant, wherever situated.
14.17 Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any eligible award may be deferred. Any such deferral program shall be structured in a manner that complies with Section 409A.
* * *

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 22, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/228791521 (password: crimson2022) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2022 Proxy Statement and the 2021 Annual Report are available at http://crimsonwinegroup.investorroom.com/sec-filings.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730300000000000000 9 072222

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Douglas M. Carlson
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2022 Annual Meeting of Shareholders, the Proxy Statement and the 2021 Annual Report to Shareholders furnished herewith.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CRIMSON WINE GROUP, LTD.

Proxy for Annual Meeting of Stockholders on July 22, 2022

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Cumming and Joseph S. Steinberg, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Crimson Wine Group, Ltd., to be held virtually on July 22, 2022 via live webcast at https://web.lumiagm.com/228791521 (password: crimson2022), and at any adjournments or postponements thereof, as specified on the reverse side. If no choice is specified, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 22, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2022 Proxy Statement and the 2021 Annual Report are available at http://crimsonwinegroup.investorroom.com/sec-filings.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730300000000000000 9 072222

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Douglas M. Carlson
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2022 Annual Meeting of Shareholders, the Proxy Statement and the 2021 Annual Report to Shareholders furnished herewith.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.